Debt - Schedule of Future Principal Payments Due under Loan Facility (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Maturities Of Long Term Debt [Abstract]
2014	$ 245
2015	1,546
2016	1,687
2017	1,522
Total future principal payments due under loan agreement	$ 5,000